LargeCap S&P 500 Index Account - Class 1 and Class 2 Shares
Principal Variable Contracts Funds, Inc. Summary Prospectus May 1, 2018 as amended October 9, 2018
Before you invest, you may want to review the Account's prospectus, which contains more information about the Account and its risks. You can find the Account's prospectus and other information about the Account online at www.principalfunds.com/pvcprospectus. You can also get this information at no cost by calling 1‑800-222-5852 or by sending an email request to prospectus@principalfunds.com.
This Summary Prospectus incorporates by reference the Statutory Prospectus dated May 1, 2018, as supplemented on June 18, 2018, July 13, 2018, September 17, 2018, and October 9, 2018, and the Statement of Additional Information dated May 1, 2018, as supplemented on June 18, 2018, July 30, 2018, August 10, 2018, September 17, 2018, and October 9, 2018 (which may be obtained in the same manner as the Prospectus).

Objective:	The Account seeks long-term growth of capital.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	—%	—%
Total Annual Account Operating Expenses	0.25%	0.50%
Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
LargeCap S&P 500 Index Account - Class 1	$26	$80	$141	$318
LargeCap S&P 500 Index Account - Class 2	51	160	280	628

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Portfolio Turnover
The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 3.0% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that compose the Standard & Poor's ("S&P") 500 Index (the "Index") at the time of purchase. The Index is designed to represent U.S equities with risk/return characteristics of the large cap universe, which include growth and value stocks. As of December 31, 2017, the market capitalization range of the companies comprising the Index was between approximately $2.7 billion and $868.9 billion. Each component stock of the Index is weighted in proportion to its total market value. The Index is balanced quarterly.
The Account employs a passive investment approach designed to attempt to track the performance of the Index. In seeking its objective, the Account typically employs a replication strategy which involves investing in all the securities that make up the Index, in the same proportions as the Index.
The Account utilizes derivative strategies and exchange-traded funds ("ETFs"). A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Specifically, the Account invests in index futures and equity ETFs on a daily basis to gain exposure to the Index in an effort to minimize tracking error relative to the benchmark.
The Account will not concentrate its investments (invest more than 25% of its assets) in a particular industry except to the extent the Index is so concentrated.

Note:
“Standard & Poor's 500" and "S&P 500®" are trademarks of S&P Global and have been licensed by Principal. The Account is not sponsored, endorsed, sold, or promoted by S&P Global and S&P Global makes no representation regarding the advisability of investing in the Account.

Principal Risks
The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and result in disproportionate losses that may be substantially greater than a fund's initial investment.

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Futures. Futures contracts involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the futures contract; possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.

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Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

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Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

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Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock that appears to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Index Fund Risk. An index fund has operating and other expenses while an index does not. As a result, over time, index funds tend to underperform the index. The correlation between fund performance and index performance may also be affected by changes in securities markets, changes in the composition of the index, and the timing of purchases and sales of fund shares.
Investment Company Securities Risk. A fund that invests in another investment company (for example, another fund or an exchange-traded fund (“ETF”)) is subject to the risks associated with direct ownership of the securities in which such investment company invests. Fund shareholders indirectly bear their proportionate share of expenses of each such investment company.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs, result in changes to expense ratios and increased expenses, and adversely affect underlying fund performance. Moreover, a fund of fund's redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information by calling 1-800-222-5852.
The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Account do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Account would be lower if such expenses were included.
For periods prior to the inception date of Class 2 shares (May 1, 2015), the performance shown in the table for Class 2 shares is that of the Account's Class 1 shares, adjusted to reflect the fees and expenses of the Class 2 shares. These adjustments result in performance for such periods that is no higher than the historical performance of the Class 1 shares.

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Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 '09	15.69%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(22.01)%

Average Annual Total Returns
For the periods ended December 31, 2017	1 Year	5 Years	10 Years
LargeCap S&P 500 Index Account - Class 1	21.49%	15.45%	8.18%
LargeCap S&P 500 Index Account - Class 2	21.20%	15.17%	7.93%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	21.83%	15.79%	8.50%
Management
Investment Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	Thomas L. Kruchten (since 2011), Research Analyst and Portfolio Manager (remove on October 15, 2018)

•	Jeffrey A. Schwarte (since 2016), Portfolio Manager

•	Aaron J. Siebel (since 2018), Portfolio Manager (effective October 15, 2018)
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

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